UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2009
(Date of earliest event reported): July 20, 2009

MAN SANG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-20877	87-0539570
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

Suite 2208-14, 22/F, Sun Life Tower, The Gateway,
15 Canton Road, Tsimshatsui, Kowloon, Hong Kong SAR
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (852) 2317 9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

       On July 20, 2009, Man Sang International Limited (“MSIL”), which is Man Sang Holdings, Inc.’s principal operating subsidiary and a listed company on The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) (Stock Code: 938), issued two announcements.

       The first announcement (the “Resumption of Trading Announcement”) relates to proposed transactions with connected persons (as defined in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited) of MSIL and the resumption of trading of the ordinary shares of MSIL on The Stock Exchange of Hong Kong Limited on July 21, 2009. The Resumption of Trading Announcement refers to the announcement of MSIL dated July 16, 2009 regarding the suspension of trading of the ordinary shares of MSIL and certain proposed transactions of MSIL (the “Suspension of Trading Announcement”). According to the Resumption of Trading Announcement, the proposed transactions referred to in the Suspension of Trading Announcement refer to a proposal for a subsidiary of MSIL to pledge certain of its property assets in the People’s Republic of China (the “PRC”) as security for bank loans to several connected persons of MSIL. However, as of July 20, 2009, the board of directors of MSIL had decided not to proceed with this transaction as relevant parties were unable to agree on the terms of the transaction. In the Resumption of Trading Announcement, the board of directors of MSIL emphasizes that the proposed transactions referred to in the Suspension of Trading Announcement have not materialized and that shareholders and potential investors of MSIL should exercise caution when dealing in the securities of MSIL.

       The second announcement relates to (1) the view of the board of directors of MSIL on the volume of trading and price of MSIL’s shares on July 16, 2009 and (2) confirmation by the board of directors of MSIL that, except as disclosed in the Resumption of Trading Announcement, MSIL has not been engaged in any negotiations or entered into any agreements discloseable under the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited.

       A copy of these announcements is attached to this Current Report on Form 8–K as Exhibits 99.1 and 99.2 and the information therein is incorporated herein by reference.

       The information in this Item 8.01 and Exhibits 99.1 and 99.2 shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

 Item 9.01 Financial Statements and Exhibit

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Proposed Transactions with Connected Persons and Resumption of Trading Announcement, dated July 20, 2009
99.2	Announcement pursuant to Rule 13.10 of the Listing Rules, dated July 20, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2009	MAN SANG HOLDINGS, INC.

	By:	/s/ Cheng Chung Hing, Ricky
CHENG Chung Hing, Ricky
Chairman of the Board, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Proposed Transactions with Connected Persons and Resumption of Trading Announcement, dated July 20, 2009
99.2	Announcement pursuant to Rule 13.10 of the Listing Rules, dated July 20, 2009